                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-107754), Form S-4 (No. 333-67278) and Form S-8 (No. 333-87920) of LIN Television Corporation and LIN TV Corp. of our report dated February 24, 2003 relating to the financial statements and financial statement schedule of LIN Television Corporation, which appears in this Form 10-K.



                                        /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 12, 2004